UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022 (December 15, 2022)

TREAN INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

On December 15, 2022, Trean Insurance Group, Inc., a Delaware corporation (the “Company”), and Altaris Partners, LLC, a Delaware limited liability company (“Altaris”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated December 15, 2022, by and among the Company, Treadstone Parent Inc., a Delaware corporation (“Parent”), and Treadstone Merger Sub Inc., a Delaware corporation (“Merger Sub”), providing for the acquisition of the Company by funds managed by Altaris, subject to the terms and conditions set forth therein (the “Merger”). Parent and Merger Sub are indirectly owned by investment funds managed by Altaris.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed transaction; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors,” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to the Company’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers, and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by Trean Insurance Group, Inc. and Altaris Partners, LLC, dated December 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2022

TREAN INSURANCE GROUP, INC.

By:	/s/ Nicholas J. Vassallo
Name:	Nicholas J. Vassallo
Title:	Chief Financial Officer

Exhibit 99.1

Trean Insurance Group Announces Definitive Agreement

to be Acquired by Altaris Capital Partners

Trean Stockholders to Receive $6.15 Per Share in Cash, a Premium of Approximately 97%

Company to Continue Growth Plan and Delivering Full Suite

of Insurance and Reinsurance Services

WAYZATA, Minn. and NEW YORK, NY, December 16, 2022 – Trean Insurance Group, Inc. (Nasdaq: TIG) (“Trean” or the “Company”), a leading provider of products and services to the specialty insurance market, today announced that it has entered into a definitive merger agreement with affiliates of Altaris, LLC (collectively with its affiliates, “Altaris”), which currently owns approximately 47% of Trean’s outstanding common stock. Under the terms of the agreement, Altaris will acquire all of the common stock that it does not currently own for $6.15 in cash per share, representing a 97% premium to Trean’s closing price on December 15, 2022, the last trading day prior to this announcement and a 133% premium to the 30-day volume-weighted average price per share of $2.64 as of December 15, 2022.

Upon receiving a proposal from Altaris to acquire the Company, which was conditioned on approval by a special committee of independent and disinterested directors and by a majority of the voting power of unaffiliated stockholders, the Board of Directors formed such a Special Committee comprised solely of independent and disinterested directors to evaluate the proposal and alternatives thereto and make a recommendation to the Board of Directors. The Special Committee was advised by its own independent financial and legal advisors. Following the unanimous recommendation of the Special Committee, the Board of Directors of the Company (other than Daniel Tully, who abstained from participating in the deliberations or voting on the matter due to his position as Co-Founder and Managing Director of Altaris) unanimously approved the merger agreement and is recommending to Trean’s stockholders that they adopt and approve the merger agreement.

Julie Baron, President and Chief Executive Officer of Trean, said, “This agreement with Altaris delivers immediate and substantial value to all stockholders of Trean while positioning the Company to continue its focus on strong partnerships, underwriting discipline and exceptional claims management to drive growth over the long term. As a long-term investor in the Company, Altaris is deeply familiar with our business and recognizes the value of our talented team, and we look forward to Altaris’ continued contributions to Trean as a private company.”

Daniel Tully, Co-Founder and Managing Director of Altaris, said, “We have known Trean for many years and have long admired their disciplined program partner selection, prudent financial management and world-class team. We believe that Trean’s specialty insurance products and services are highly differentiated in the market, and we look forward to contributing our resources and expertise to support the Company’s next phase of growth.”

Additional Transaction Details

The transaction, which implies a total equity value for the Company of approximately $316 million, is expected to close during the first half of 2023.

Completion of the transaction is subject to certain closing conditions, including obtaining approval of a majority of the outstanding shares of Trean common stock held by stockholders that are not affiliated with Altaris and receiving certain regulatory approvals. Further information regarding the terms and conditions in the merger agreement will be contained in a Current Report on Form 8-K which will be filed promptly with the Securities and Exchange Commission.

Following completion of the transaction, Trean will become a privately held company and its common stock will no longer be traded on Nasdaq.

Following the closing of the transaction, it is expected that Julie Baron will remain President and Chief Executive Officer of Trean and that Andrew O’Brien, the founder of Trean and Executive Chairman of the Board, will continue to serve on the Board. The Company is expected to maintain its headquarters in Wayzata, Minnesota.

Advisors

Houlihan Lokey is acting as independent financial advisor to the Special Committee, and Morris, Nichols, Arsht & Tunnell LLP is acting as independent legal advisor to the Special Committee. Bass Berry & Sims PLC is serving as legal advisor to the Company. Kirkland & Ellis LLP is serving as legal advisor to Altaris.

About Trean Insurance Group, Inc.

Trean Insurance Group, Inc. (Nasdaq: TIG) provides products and services to the specialty insurance market. Trean underwrites specialty casualty insurance products both through its program partners and its own managing general agencies. Trean also provides its program partners with a variety of services including issuing carrier services, claims administration and reinsurance brokerage. Trean is licensed to write business across 49 states and the District of Columbia. For more information, please visit www.trean.com.

About Altaris

Altaris is a healthcare investment firm with an exclusive focus on building companies that deliver value to the healthcare system through innovation and efficiency. Since inception in 2003, Altaris has invested in 49 healthcare companies which have generated significant value appreciation for investors. Altaris is headquartered in New York City and manages approximately $5.0 billion of equity capital. For more information, please visit www.altariscap.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains, and the Company’s other filings and press releases may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business

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opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such as risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

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CONTACTS

Trean Contacts

Investor Relations

investor.relations@trean.com

(952) 974-2260

FGS Global

Trean@fgsglobal.com

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